SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report: (Date of earliest event reported) December 31, 1996


                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)


New York                              1-3247              16-0393470
(State or other jurisdiction          (Commission         (I.R.S. Employer
of incorporation)                     File Number)        Identification No.)


One Riverfront Plaza, Corning, New York                   14831
(Address of principal executive offices)                  (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)


N/A
(Former name or former address, if changed since last report)

Item 2  Acquisition or Disposition of Assets

On December 31, 1996, Corning Incorporated distributed to holders of common stock of Corning all the outstanding common stock of Quest Diagnostics Incorporated (formerly Corning Clinical Laboratories Inc.) and Covance Inc. (formerly Corning Pharmaceutical Services Inc.) (the Distributions). Quest Diagnostics and Covance were wholly-owned subsidiaries of Corning which, at the time of the Distributions, comprised the Health Care Services segment of Corning.

Item 7  Financial Statements, Pro Forma Financial
        Information and Exhibits

        (a) (b) The following restated historical financial statements and pro forma financial information are being filed herewith.

             (1) Restated historical consolidated Statement of Income for the years ended January 2, 1994 and January 1, 1995.

             (2) Restated historical and pro forma consolidated Statement of
                 Income for the year ended December 31, 1995.

             (3) Pro forma consolidated Statement of Income for the nine months ended September 30, 1996.

             (4) Pro forma consolidated Balance Sheet as of
                 September 30, 1996.

        (c)  Exhibits

         10.1    Transaction Agreement, dated as of
                 November 22, 1996, between Corning
                 Incorporated, Corning Life Sciences Inc.,
                 Corning Clinical Laboratories Inc., Corning
                 Pharmaceutical Services Inc., and Corning
                 Clinical Laboratories Inc. (MI).

         10.2    Tax Sharing Agreement, dated as of
                 December 16, 1996, between Corning
                 Incorporated, Corning Clinical Laboratories
                 Inc. and Covance Inc.

         10.3    Spin-off Tax Indemnification Agreement,
                 dated as of December 16, 1996, between Corning
                 Incorporated and Corning Clinical Laboratories
                 Inc.

         10.4    Spin-off Tax Indemnification Agreement,
                 dated as of December 16, 1996, between Corning
                 Incorporated and Covance Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CORNING INCORPORATED
                              Registrant


Date:  January 13, 1997       By  /s/  KATHERINE A. ASBECK
                                       Katherine A. Asbeck
                                       Chief Accounting Officer

                              CORNING INCORPORATED

      RESTATED HISTORICAL AND PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)

In May 1996, Corning's Board of Directors approved a plan to distribute to its shareholders on a pro rata basis all of the shares of Quest Diagnostics Incorporated (formerly Corning Clinical Laboratories Inc.) and Covance Inc. (formerly Corning Pharmaceutical Services Inc.) (the Distributions). On December 31, 1996, Corning distributed to its holders of common stock all the outstanding common stock of Quest Diagnostics and Covance.

The restated historical Statements of Income for the years ended January 2, 1994, January 1, 1995 and December 31, 1995 have been derived from the audited financial statements of Corning and have been restated to reflect Quest Diagnostics and Covance, which comprised Corning's Health Care Services segment, as discontinued operations.

The unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 1995 and the nine months ended September 30, 1996 present the consolidated results of operations of Corning assuming that the Distributions had been completed as of January 2, 1995. The unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1996 presents the consolidated financial position of Corning assuming that the Distributions had occurred at that date. In the opinion of management, the pro forma financial statements include all material adjustments necessary to restate Corning's historical results. The adjustments required to reflect such assumptions are described in the Notes to the Pro Forma Consolidated Financial Information (Unaudited).

The unaudited Pro Forma Consolidated Financial Information of Corning should be read in conjunction with the historical financial statements of Corning included in its 1995 annual report to shareholders. The pro forma information is presented for informational purposes only and may not necessarily reflect future results of operations or financial position or what the results of operations or financial position would have been for Corning had the Distributions occurred as assumed herein.

Corning Incorporated and Subsidiary Companies
Restated Historical Consolidated Statement of Income
(In millions, except per-share amounts)

                                                           Year Ended January 2, 1994
                                                      -------------------------------------
                                                                  Discontinued
                                                                   Operations     Restated
                                                      Historical  Adjustments(a) Historical
                                                      ----------  -----------    ----------
Revenues:
  Net sales                                            $ 4,004.8    $(1,319.5)   $ 2,685.3
  Royalty, interest, and dividend income                    29.9         (1.7)        28.2
                                                       ---------    ---------    ---------
                                                         4,034.7     (1,321.2)     2,713.5
Deductions:
  Cost of sales                                          2,597.0       (812.2)     1,784.8
  Selling, general and administrative expenses             774.0       (293.7)       480.3
  Research and development expenses                        173.1         (0.4)       172.7
  Provision for restructuring                              207.0        (95.0)       112.0
  Interest expense                                          88.2        (30.7)        57.5
  Other, net                                                38.7         (6.8)        31.9
                                                       ---------    ---------    ---------

Income from continuing operations before
  taxes on income                                          156.7        (82.4)        74.3
Taxes on income from continuing operations                  35.3        (40.5)        (5.2)
                                                       ---------    ---------    ---------
Income from continuing operations before
  minority interest and equity earnings                    121.4        (41.9)        79.5
Minority interest in earnings of subsidiaries              (16.6)         1.5        (15.1)
Equity in earnings (losses) of associated companies:
  Other than Dow Corning Corporation                        24.5          0.5         25.0
  Dow Corning Corporation                                 (144.5)                   (144.5)
                                                       ---------    ---------    ---------

Income (loss) from continuing operations                   (15.2)       (39.9)       (55.1)
Income from discontinued operations                                      39.9         39.9
                                                       ---------    ---------    ---------

Net Income (Loss)                                      $   (15.2)   $            $   (15.2)
                                                       =========    =========    =========

Per Common Share Data:
  Income (loss) from continuing operations             $   (0.09)   $   (0.21)   $   (0.30)
  Income from discontinued operations                                    0.21         0.21
                                                       ---------    ---------    ---------

Net Income (Loss)                                      $   (0.09)   $            $   (0.09)
                                                       =========    =========    =========

Weighted Average Shares Outstanding                                                  192.0
                                                                                 =========

(a) Includes all adjustments necessary to reflect the operations of Corning's Health Care Services segment as a discontinued operation.

Corning Incorporated and Subsidiary Companies
Restated Historical Consolidated Statement of Income
(In millions, except per-share amounts)

                                                           Year Ended January 1, 1995
                                                      -------------------------------------
                                                                  Discontinued
                                                                   Operations     Restated
                                                      Historical  Adjustments(a) Historical
                                                      ----------  -----------    ----------
Revenues:
  Net sales                                             $4,770.5    $(1,687.1)    $3,083.4
  Royalty, interest, and dividend income                    28.7         (2.2)        26.5
                                                         4,799.2     (1,689.3)     3,109.9
Deductions:
  Cost of sales                                          3,060.9     (1,110.9)     1,950.0
  Selling, general and administrative expenses             871.7       (335.9)       535.8
  Research and development expenses                        176.9         (0.3)       176.6
  Provision for restructuring                               82.3        (82.3)
  Interest expense                                         110.4        (44.8)        65.6
  Other, net                                                37.5          0.6         38.1
                                                       ---------    ---------    ---------

Income from continuing operations
  before taxes on income                                   459.5       (115.7)       343.8
Taxes on income from continuing operations                 170.1        (57.5)       112.6
Income from continuing operations before
  minority interest and equity earnings                    289.4        (58.2)       231.2
Minority interest in earnings of subsidiaries              (50.7)         2.1        (48.6)
Dividends on convertible preferred
  securities of subsidiary                                  (6.1)                     (6.1)

Equity in earnings (losses) of associated companies:
  Other than Dow Corning Corporation                        51.5         (2.9)        48.6
  Dow Corning Corporation                                   (2.8)                     (2.8)
                                                       ---------    ---------    ---------

Income from continuing operations                       $  281.3    $   (59.0)    $  222.3
Income from discontinued operations                                      59.0         59.0
                                                       ---------    ---------    ---------

Net Income (Loss)                                       $  281.3    $             $  281.3
                                                       =========    =========    =========

Per Common Share Data:
  Income from continuing operations                     $   1.32    $   (0.28)    $   1.04
  Income from discontinued operations                                    0.28         0.28
                                                       ---------    ---------    ---------

Net Income                                              $   1.32    $             $   1.32
                                                       =========    =========    =========

Weighted Average Shares Outstanding                                                  211.8
                                                                                 =========


(a) Includes all adjustments necessary to reflect the operations of Corning's Health Care Services segment as a discontinued operation.

Corning Incorporated and Subsidiary Companies
Restated Historical and Pro Forma Consolidated Statement of Income (unaudited) (In millions, except per-share amounts)

                                                                            Year Ended December 31, 1995
                                                      -----------------------------------------------------------------
                                                                  Discontinued
                                                                   Operations     Restated      Pro Forma
                                                      Historical  Adjustments(a) Historical   Adjustments(b)  Pro Forma
                                                      ----------  -----------    ----------   -----------     ---------
Revenues:
  Net sales                                             $5,313.1    $(2,056.0)     $3,257.1                    $3,257.1
  Royalty, interest, and dividend income                    33.0         (2.4)         30.6                        30.6
                                                        --------    ---------      --------                    --------
                                                         5,346.1     (2,058.4)      3,287.7                     3,287.7
Deductions:
  Cost of sales                                          3,386.0     (1,353.4)      2,032.6                     2,032.6
  Selling, general and administrative expenses           1,093.5       (537.3)        556.2                       556.2
  Research and development expenses                        179.7         (4.0)        175.7                       175.7
  Provision for restructuring                               67.0        (40.5)         26.5                        26.5
  Interest expense                                         117.8        (48.5)         69.3      $   36.8(1)      106.1
  Other, net                                                36.2        (14.9)         21.3                        21.3
                                                        --------    ---------      --------      --------      --------

Income from continuing operations before
  taxes on income                                          465.9        (59.8)        406.1         (36.8)        369.3
Taxes on income from continuing operations                 154.7        (36.5)        118.2         (14.4)(2)     103.8
                                                        --------    ---------      --------      --------      --------
Income from continuing operations before
  minority interest and equity earnings                    311.2        (23.3)        287.9         (22.4)        265.5
Minority interest in earnings of subsidiaries              (66.8)         2.4         (64.4)                      (64.4)
Dividends on convertible preferred securities
  of subsidiary                                            (13.7)                     (13.7)                      (13.7)
Equity in earnings (losses) of associated companies:
  Other than Dow Corning Corporation                        66.5          0.2          66.7                        66.7
  Dow Corning Corporation                                 (348.0)                    (348.0)                     (348.0)
                                                        --------    ---------      --------      --------      --------

Income (loss) from continuing operations                   (50.8)       (20.7)        (71.5)     $  (22.4)     $  (93.9)
                                                                                                 ========      ========
Income from discontinued operations                                      20.7          20.7
                                                        --------    ---------      --------

Net Income (Loss)                                       $  (50.8)   $              $  (50.8)
                                                        ========    =========      ========

Per Common Share Data:
  Income (loss) from continuing operations              $  (0.23)   $   (0.09)     $  (0.32)     $  (0.10)     $  (0.42)
                                                                                                 ========      ========
  Income from discontinued operations                                    0.09          0.09
                                                        --------    ---------      --------

Net Income (Loss)                                       $  (0.23)   $              $  (0.23)
                                                        ========    =========      ========

Weighted Average Shares Outstanding                                                   226.6                       226.6
                                                                                   ========                    ========

(a)Includes all adjustments necessary to reflect the operations of Corning's Health Care Services segment as a discontinued operation.

(b)See Notes to Pro Forma Financial Statements beginning on page 10.

Corning Incorporated and Subsidiary Companies
Pro Forma Consolidated Statement of Income (unaudited)
(In millions, except per-share amounts)

                                                      Nine Months Ended September 30, 1996
                                                      -------------------------------------
                                                                   Pro Forma
                                                      Historical  Adjustments(a) Pro Forma
                                                      ----------  -----------    ----------
Revenues:
  Net sales                                             $2,661.5                   $2,661.5
  Royalty, interest, and dividend income                    24.0                       24.0
                                                        --------                   --------
                                                         2,685.5                    2,685.5
Deductions:
  Cost of sales                                          1,636.9                    1,636.9
  Selling, general and administrative expenses             470.1                      470.1
  Research and development expenses                        137.5                      137.5
  Interest expense                                          53.8      $  22.1(1)       75.9
  Other, net                                                19.7                       19.7
                                                        --------      -------      --------

Income from continuing operations before
  taxes on income                                          367.5        (22.1)        345.4
Taxes on income from continuing operations                 123.1         (8.6)(2)     114.5
                                                        --------      -------      --------
Income from continuing operations before
  minority interest and equity earnings                    244.4        (13.5)        230.9
Minority interest in earnings of subsidiaries              (41.0)                     (41.0)
Dividends on convertible preferred
  securities of subsidiary                                 (10.3)                     (10.3)
Equity in earnings of associated companies                  58.5                       58.5
                                                        --------      -------      --------

Income from continuing operations                       $  251.6      $ (13.5)     $  238.1
                                                        ========      =======      ========

Per Common Share Data:
  Income from Continuing Operations                     $   1.10      $ (0.06)     $   1.04
                                                        ========      =======      ========

Weighted Average Shares Outstanding                        227.4                      227.4
                                                        ========                   ========

(a)See Notes to Pro Forma Financial Statements beginning on page 10.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
PRO FORMA CONSOLIDATED BALANCE SHEETS (Unaudited)
As of September 30, 1996
(In millions)

                                                         Pro Forma
                     ASSETS                Historical   Adjustments(a) Pro Forma
                     ------                ----------   -----------    ---------
CURRENT ASSETS
  Cash                                      $   43.2     $  650.0(3)
                                                           (502.8)(4)    $190.4
  Short-term investments, at cost which
    approximates market value                   84.3                       84.3
  Accounts receivable, net of doubtful
    accounts and allowances                    545.8                      545.8
  Inventories                                  504.0                      504.0
  Deferred taxes on income and
    other current assets                       122.9                      122.9
                                            --------     --------       -------
      Total current assets                   1,300.2        147.2       1,447.4
                                            --------     --------       -------

INVESTMENTS
  Associated companies, at equity              325.8                      325.8
  Others, at cost                               23.6                       23.6
                                            --------                    -------
                                               349.4                      349.4
                                            --------                    -------

PLANT AND EQUIPMENT, AT COST, NET OF
  ACCUMULATED DEPRECIATION                   1,848.7                    1,848.7
GOODWILL AND OTHER INTANGIBLE ASSETS,
  NET OF ACCUMULATED AMORTIZATION              342.2                      342.2
OTHER ASSETS                                   271.9                      271.9
NET ASSETS OF DISCONTINUED OPERATIONS        1,616.3       (613.0)(3)
                                                            150.0(5)
                                                         (1,153.3)(6)
                                            --------    ---------      --------
                                            $5,728.7    $(1,469.1)     $4,259.6
                                            ========    =========      ========

 LIABILITIES AND STOCKHOLDERS' EQUITY
 ------------------------------------

CURRENT LIABILITIES
  Loans payable                             $  427.8    $  (427.8)(4)
  Accounts payable                             159.2                   $  159.2
  Other accrued liabilities                    452.7         37.0(3)
                                                            150.0(5)      639.7
                                            --------    ---------      --------
      Total current liabilities              1,039.7       (240.8)        798.9
                                            --------    ---------      --------

OTHER LIABILITIES                              637.2                      637.2
LOANS PAYABLE BEYOND ONE YEAR                1,278.3        (75.0)(4)   1,203.3
MINORITY INTEREST IN SUBSIDIARY COMPANIES      311.5                      311.5
CONVERTIBLE PREFERRED SECURITIES OF
  SUBSIDIARY                                   365.0                      365.0
CONVERTIBLE PREFERRED STOCK                     22.7                       22.7
COMMON STOCKHOLDERS' EQUITY
  Common stock                               1,174.4       (650.0)(6)     524.4
  Retained earnings                          1,452.3       (503.3)(6)     949.0
  Treasury stock                              (603.1)                    (603.1)
  Cumulative translation adjustment             50.7                       50.7
                                            --------    ---------      --------
      Total common stockholders' equity      2,074.3     (1,153.3)        921.0
                                            --------    ---------      --------
                                            $5,728.7    $(1,469.1)     $4,259.6
                                            ========    =========      ========

(a) See Notes to Pro Forma Financial Statements beginning on page 10.

                              CORNING INCORPORATED

            NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)

Note 1.

The pro forma adjustment represents the net increase in interest expense of continuing operations related to the Distributions. Historical income from operations of the discontinued businesses included an allocation of Corning's interest expense based on the ratio of net assets of discontinued operations to consolidated net assets. This allocation totaled $48.5 million for the year ended 1995 and $34.5 million for the nine months ended September 30, 1996.

Corning received $650 million as repayment of intercompany debt and contributed approximately $750 million of intercompany debt to the capital of Quest Diagnostics. Corning used approximately $500 million of the proceeds to repay short- and long-term debt. The interest associated with the debt repaid totaled $11.7 million and $12.4 million in 1995, and 1996, respectively. In accordance with rules established by the Securities Exchange Commission, the pro forma adjustment does not include interest income related to proceeds that would have been invested had the Distributions occurred on January 2, 1995.

Note 2.

The pro forma adjustment to taxes on income represents the estimated income tax benefit of the pro forma increase in interest expense at the incremental tax rate of 39%.

Note 3.

The pro forma adjustment to cash, net assets of discontinued operations and income taxes payable represents the receipt of $650 million in repayment of certain income tax liabilities and intercompany borrowings by Quest Diagnostics and Covance immediately prior to the Distributions.

Note 4.

The pro forma adjustment to cash, loans payable and loans payable beyond one year represents the repayment by Corning of commercial paper and certain long-term borrowings with the proceeds from the repayment of intercompany debt.

Note 5.

The pro forma adjustment to net assets of discontinued operations and other accrued liabilities represents the estimated payable to and capital contribution into Quest Diagnostics related to Corning's indemnification obligations for certain claims pursuant to the terms of the transaction agreement entered into by Corning, Quest Diagnostics and Covance with respect to the Distributions. The payable to Quest Diagnostics is estimated to be approximately $25 million at the Distribution Date. The reduction from $150 million at September 30, 1996 to $25 million at the Distribution Date is due to the funding by Corning of indemnified claims, primarily the Damon settlement of $119 million, subsequent to September 30, 1996 and before the Distribution Date. The remaining payable will be paid by Corning upon the settlement of the underlying, indemnified claims.

Note 6.

The pro forma adjustment to net assets of discontinued operations and common stock and retained earnings represents the contribution of all remaining intercompany borrowings to Quest Diagnostics and the subsequent Distributions.

Note 7.

Per share information is based upon the 226.6 million and 227.4 million common shares reflected in Corning's consolidated statement of income for the year ended December 31, 1995 and the nine months ended September 30, 1996, respectively. Historically, diluted EPS has not been presented because common stock equivalents are not material. The number and exercise price of all options outstanding were adjusted for the Distributions. This adjustment increased the number of options outstanding and decreased the exercise price of the options. In addition, the number of common stock equivalents related to Corning's Convertible Preferred Stock--Series B and Monthly Income Preferred Securities will increase as a result of the Distributions.

                                 EXHIBIT INDEX


         10.1    Transaction Agreement, dated as of
                 November 22, 1996, between Corning
                 Incorporated, Corning Life Sciences Inc.,
                 Corning Clinical Laboratories Inc., Corning
                 Pharmaceutical Services Inc., and Corning
                 Clinical Laboratories Inc. (MI).

         10.2    Tax Sharing Agreement, dated as of
                 December 16, 1996, between Corning
                 Incorporated, Corning Clinical Laboratories
                 Inc. and Covance Inc.

         10.3    Spin-off Tax Indemnification Agreement,
                 dated as of December 16, 1996, between Corning
                 Incorporated and Corning Clinical Laboratories
                 Inc.

         10.4    Spin-off Tax Indemnification Agreement,
                 dated as of December 16, 1996, between Corning
                 Incorporated and Covance Inc.